UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MONOLITHIC POWER SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

n/a
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MPS VOTE

C 1234567890

ENDORSEMENT_LINE______________ SACKPACK_____________

000001

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Online

Go to **www.investorvote.com/MPWR** or scan the QR code — login details are located in the shaded bar below.

Annual Meeting of Stockholders Notice 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Monolithic Power Systems, Inc. Annual Meeting of Stockholders to be Held on Thursday, June 11, 2026

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report and Proxy Statement to stockholders are available at:

https://www.monolithicpower.com/en/about-mps/investor-relations/proxy-information.html

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/MPWR.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 26, 2026 to facilitate timely delivery.

2NOT COY

04A0MB

Annual Meeting of Stockholders Notice

Dear Monolithic Power Systems, Inc. Stockholder:

The 2026 Annual Meeting of Stockholders of Monolithic Power Systems, Inc. will be held on Thursday, June 11, 2026 at 10:00 a.m. (Pacific Time). The Annual Meeting will be a virtual meeting via a webcast. You will not be able to attend the Annual Meeting in person. Registered stockholders will be able to view the live webcast of the Annual Meeting, vote and submit questions during the Annual Meeting by visiting http://meetnow.global/MAUDUJC.

To access the virtual Annual Meeting, you must have the 15 digit control number that is printed in the shaded Bar located on the reverse side of this form.

Proposals to be considered at the Annual Meeting:

(1) Elect Victor K. Lee and Jeff Zhou to serve on the Board until the 2029 annual meeting of stockholders.
(2) Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.
(3) Approve, on an advisory basis, the 2025 executive compensation.

The Board of Directors recommends a vote "FOR" all nominees and "FOR" Proposals 2 and 3.

The Board of Directors has fixed the close of business on April 15, 2026 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the virtual Annual Meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.investorvote.com/MPWR.**
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Monolithic Power Systems, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 26, 2026.